UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2019

Twilio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37806	26-2574840
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Beale Street, Suite 300
San Francisco, California 94105

(Address of Principal Executive Offices) (Zip Code)

(415) 390-2337

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.        Submission of Matters to a Vote of Security Holders.

On January 30, 2019, Twilio Inc., a Delaware corporation (“Twilio”) held a special meeting of its stockholders (the “Special Meeting”). Twilio’s stockholders voted on two proposals at the Special Meeting, each of which is described in more detail in the definitive joint proxy statement/prospectus filed by Twilio and SendGrid, Inc., a Delaware corporation (“SendGrid”) with the Securities and Exchange Commission on December 18, 2018.

Holders of Twilio’s Class A Common Stock were entitled to one vote for each share held as of the close of business on December 13, 2018 (the “Record Date”) and holders of Twilio’s Class B Common Stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Common Stock and the Class B Common Stock voted as a single class on all matters. At the close of business on the Record Date, there were 80,667,248 shares of Twilio Class A common stock and 19,349,115 shares of Twilio Class B common stock eligible to vote at the Special Meeting. Present at the meeting in person or by proxy were holders of 67,135,219 shares of Class A and Class B stock, together representing 202,698,718 votes, or approximately 74% of the eligible votes as of the Record Date, and constituting a quorum. The final results with respect to each such proposal are set forth below.

Proposal 1 - To approve the issuance of Class A common stock, par value $0.001 per share, of Twilio to stockholders of SendGrid, as contemplated by the Agreement and Plan of Merger and Reorganization, dated as of October 15, 2018, as amended on December 13, 2018 and as may be amended from time to time, by and among Twilio, SendGrid, and Topaz Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of Twilio (the “Stock Issuance Proposal”):

For	Against	Abstentions	Broker Non-Votes
200,716,637	1,639,030	343,051	—

Proposal 2 - To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Stock Issuance Proposal:

For	Against	Abstentions	Broker Non-Votes
197,826,023	4,522,237	350,458	—

Although the Adjournment Proposal was approved, adjournment of the Special Meeting was not necessary because Twilio’s stockholders approved the Stock Issuance Proposal.

Use of Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may contain words such as “believes”, “anticipates”, “estimates”, “expects”, “intends”, “aims”, “potential”, “will”, “would”, “could”, “considered”, “likely” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction and the expected benefits of the proposed transaction, are forward-looking statements. These statements are based on management’s current expectations, assumptions, estimates and beliefs. While Twilio believes these expectations, assumptions, estimates and beliefs are reasonable, such forward-looking statements are only predictions, and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the possibility that the transaction will not close or that the closing will be delayed; (ii) unexpected costs, liabilities or delays in connection with or with respect to the proposed transaction; (iii) the challenges and costs of integrating, restructuring and achieving anticipated synergies and benefits of the proposed transaction and the risk that the anticipated benefits of the proposed transaction may not be fully realized or take longer to realize than expected; (iv) competitive pressures in the markets in which Twilio and SendGrid operate; (v) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; and (vi)  other risks to the consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. Additional factors that may affect the future results of Twilio and SendGrid are set forth in their respective filings with the SEC, including each of Twilio’s and SendGrid’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Part II, Item 1A of Twilio’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 under the heading “Risk Factors” and Part II, Item 1A of SendGrid’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 under the heading “Risk Factors.” The risks and uncertainties described above and in Twilio’s most recent Quarterly Report on Form 10-Q and SendGrid’s most recent Quarterly Report on Form 10-Q are not exclusive and further information concerning Twilio and SendGrid and their respective businesses, including factors that potentially could materially affect their respective businesses, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Twilio and SendGrid file from time to time with the SEC. The forward-looking statements in these materials speak only as of the date of these materials. Except as required by law, Twilio and SendGrid assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2019

TWILIO INC.

By:	/s/ Khozema Shipchandler
Khozema Shipchandler
Chief Financial Officer

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